EXHIBIT 1

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Westinghouse Air Brake Company, a Delaware corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.


                      By: /s/ Theodore C. Rogers
                      --------------------------------------
                             Theodore C. Rogers


                      By: /s/ W. Richard Bingham
                          ---------------------------------------
                              W. Richard Bingham


                      AMERICAN INDUSTRIAL PARTNERS CAPITAL FUND II, L.P.

                      By:  American Industrial Partners II, L.P.
                      Its: General Partner

                      By:  American Industrial Partners Corporation
                      Its: General Partner




                      By: /s/ Theodore C. Rogers
                          ---------------------------------------
                              Name: Theodore C. Rogers
                              Title: Chairman


                      AMERICAN INDUSTRIAL PARTNERS II, L.P.

                      By:  American Industrial Partners Corporation
                      Its: General Partner

                      By: /s/ Theodore C. Rogers
                          ---------------------------------------
                              Name:  Theodore C. Rogers
                              Title: Chairman

                      AMERICAN INDUSTRIAL PARTNERS CORPORATION

                      By: /s/ Theodore C. Rogers
                          --------------------------------------
                              Name: Theodore C. Rogers
                              Title: Chairman



Dated:  March 31, 1997